UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Nasdaq Hearing Update

On May 5, 2022, Senmiao Technology Limited, a Nevada corporation (the “Company”) received a letter (the “Compliance Notice”) from the Office of General Counsel of The Nasdaq Stock Market LLC (“Nasdaq”) informing it that the Nasdaq Hearings Panel (the “Panel”) confirmed the Company has regained compliance with the bid price concern outlined in the Nasdaq Listings Qualification Staff’s (“Staff”) Delist Determination dated February 15, 2022.

As previously disclosed in the Company’s Current Report on Form 8-K dated February 18, 2022, on February 15, 2022, the Company received a notification letter from the Staff that the Company has failed to regain compliance with Nasdaq Continued Listing Rule 5550(a)(2), which requires the listed securities to maintain a minimum bid price of $1.00 per share (the "Minimum Bid Price Rule"), and was subject to delisting. The Company timely requested an appeal hearing which stayed delisting pending the decision of a Panel.

The Panel, through the Compliance Notice, confirmed that the Company had regained compliance with the Nasdaq Minimum Bid Price Rule by maintaining a minimum bid price of $1.00 per share for a maximum period of 20 days provided by Listing Rule 5810(c)(3)(H). The Panel has also determined to impose a Panel Monitor for a period of one year from the date of the Letter, or until May 5, 2023 to monitor the Company’s continued compliance with all Nasdaq continued listing requirements, pursuant to Nasdaq Listing Rule 5815(d)(4)(A). Should the Company fail to meet the minimum bid price requirement for a period of 30 consecutive trading days or any other requirements for continued listing on Nasdaq, the Staff will issue a Delist Determination Letter and promptly schedule a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Date: May 9, 2022	By:	/s/ Xiaoyuan Zhang
	Name:	Xiaoyuan Zhang
	Title:	Chief Financial Officer